UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2004

Republic Airways Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-49697	06-1449146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8909 Purdue Road
Suite 300
Indianapolis, IN 46268
(Address of principal executive offices)

Registrant’s telephone number, including area code: (317) 484-6000

2500 S. High School Road
Suite 160
Indianapolis, IN 46241
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On December 22, 2004, Republic Airways Holdings Inc. (the “Company”) and its subsidiary, Chautauqua Airlines, Inc. (“Chautauqua”) entered into an amendment to the code share agreement with Delta Air Lines, Inc., extending the term of the agreement to May 31, 2016, extending Delta’s termination for convenience option to November 30, 2009, and canceling 2,025,000 existing warrants, or 45% of the warrants previously granted to Delta by the Company. In addition, Delta has agreed to cancel its order for eight Embraer ERJ-145, 50-passenger aircraft that were scheduled for delivery during the first half of 2005. In return for these contractual changes, Chautauqua has agreed to reduce its compensation levels on the existing ERJ-145 fleet by 3% for the remainder of the contract. A copy of the amendment and the press release is filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively. A copy of the warrant surrender agreement is filed herewith as Exhibit 99.3.

The Company, its subsidiary, Republic Airline Inc. (“Republic Airline”), and Delta also plan to enter into an agreement whereby Republic Airline will operate 16, 70-passenger Embraer 170 aircraft, subject to execution of a final definitive code share agreement. In connection with the new agreement, the Company will issue a warrant to Delta allowing for the purchase of up to 960,000 shares of the Company’s common stock. A form of the warrant is filed herewith as Exhibit 99.4.

Item 9.01.    Financial Statements and Exhibits.

(c)    Exhibits.

99.1	Amendment Number Five to Delta Connection Agreement, as amended, among Delta Air Lines, Inc., Chautauqua Airlines, Inc. and Republic Airways Holdings Inc., dated as of December 22, 2004. *

99.2	Press Release of the Company issued on December 22, 2004, relating to new service agreements with Delta.

            99.3     Warrant Surrender Agreement, by and between Republic Airways Holdings Inc. and Delta Air Lines, Inc., dated as of December 22, 2004.

99.4	Form of Warrant to Purchase Shares of Common Stock of Republic Airways Holdings Inc. issued to Delta Air Lines, Inc., dated as of December 22, 2004.

            ____________________
            *    A request for confidential treatment was filed for certain portions of the indicated document. Confidential portions have been omitted and filed separately with the Commission as required by Rule 24b-2 of the Commission.

(All other items on this report are inapplicable.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           REPUBLIC AIRWAYS HOLDINGS INC.

     Date: December 28, 2004        /s/ Robert Hal Cooper
           Robert Hal Cooper
           Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit
Number    Description

99.1    Amendment Number Five to Delta Connection Agreement, as amended, among Delta Air Lines, Inc., Chautauqua Airlines, Inc. and Republic Airways Holdings Inc., dated as of   December 22, 2004.

99.2    Press Release of the Company issued on December 22, 2004, relating to new service agreements with Delta.

99.3          Warrant Surrender Agreement, by and between Republic Airways Holdings Inc. and Delta Air Lines, Inc., dated as of December 22, 2004.

99.4    Form of Warrant to Purchase Shares of Common Stock of Republic Airways Holdings Inc. issued to Delta Air Lines, Inc., dated as of December 22, 2004.

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